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                               EXHIBIT (10)(i)(e)

          Amendment No. 4 to Credit Agreement between Richman Gordman
           1/2 Price Stores, Inc. And Congress Financial Corporation,
                               dated May 6, 1996

















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                               AMENDMENT NO. 4 TO
                       INVENTORY FINANCING AGREEMENT AND
                          ACCOUNTS SECURITY AGREEMENT

                                  May 6, 1996


Richman Gordman 1/2 Price Stores, Inc.
12100 West Center Road
Omaha, Nebraska 68144

Ladies and Gentlemen:

     Reference is made to the Inventory Financing Agreement and Accounts Security Agreement dated as of October 20, 1993, as amended and supplemented ("Loan Agreement") between Congress Financial Corporation (Central) ("Congress") and Richman Gordman 1/2 Price Stores, Inc. ("Borrower"). Terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     Borrower has requested that Congress agree to amend the Loan Agreement to
(i) increase the amount of the Maximum Credit and (ii) modify the inventory advance rate, and Congress is willing to do so subject to the terms and conditions set forth herein.

     Accordingly, the Loan Agreement is hereby amended in the following respects:

     1. Section 1.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     1.7 "Maximum Credit" shall mean the amount of $27,500,000, subject to reduction by Borrower pursuant to Section 9.2 hereof.

     2. The first sentence of Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     In the absence of an Event of Default and in the absence of an event which with the passage of time or the giving of notice or both would mature into an Event of Default and subject to the terms and conditions of this Agreement as amended by any supplements and riders hereto, you shall make loans to us from time to time, at our request, of up to


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             the lesser of (A) thirty-three percent (33%) of the retail value of Eligible Inventory and (B) fifty-nine percent (59%) of the cost of Eligible Inventory.

        The amendments to the Loan Agreement described herein shall be effective upon delivery by Borrower to Congress of a counterpart of this Amendment No. 4 to the Loan Agreement which has been acknowledged and agreed to by Borrower, along with a restructuring fee of $37,500.

        Except as expressly set forth herein, the Loan Agreement shall remain unmodified and in full force and effect.


                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION
                                        (CENTRAL)


                                        By /S/ William H. Bloom
                                           ---------------------------------
                                        Its   Senior Vice President
                                           ---------------------------------

Acknowledged and Agreed to
as of the 6th day of May, 1996.

RICHMAN GORDMAN 1/2 PRICE STORES, INC.


By /s/ Roger R. Faust
   -----------------------------
Its  Senior Vice President
   -----------------------------




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